SUPPLEMENT DATED MAY 16, 2006
                              TO THE PROSPECTUS OF

                      ALLIANZ ALTERITY(TM) VARIABLE ANNUITY
                                DATED MAY 1, 2006
                                    ISSUED BY
              ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, AND
                         ALLIANZ LIFE VARIABLE ACCOUNT B


 THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND
    SHOULD BE ATTACHED TO THE PROSPECTUS AND RETAINED FOR FUTURE REFERENCE.


1) The partial withdrawal privilege available under New Contracts issued on or after May 1, 2006 is revised to allow for a 12% annual withdrawal instead of the previously allowed annual withdrawal amount of 10%. You will now be permitted to take multiple withdrawals, during the Accumulation Phase until you exercise the GPWB (if applicable), on a cumulative basis (minus any previous withdrawals that were not subject to a withdrawal charge) that when added together do not exceed 12% of total Purchase Payments and we will not deduct a withdrawal charge from this amount.

2) The prospectus is revised to indicate that footnote 1 on page 2 of the prospectus also applies to the Seligman Smaller-Cap Value Portfolio.


                                                                   PRO-002-0506